Exhibit 99.1

NYSE BBX OCTOBER 2003 October 23, 2003 Prepared:

BANKATLANTIC BANCORP NYSE:BBX A diversified financial services holding company Banking Investment Banking and Retail Brokerage Real Estate Construction and Development

(NYSE:BBX) Assets1 $5.2 Billion Equity Capital1 $514 Million Book Value per Share1 $8.72 Market Capitalization2 $848 Million Price to Book2 1.65x Price to Earnings2 11.99x 1At 9/30/03 2Based on $14.39 per share closing price on 10/1/03 BANKATLANTIC BANCORP

Net Income Up 57% Up 55% Income from Continuing Operations1 Up 26% Up 122% Net Interest Income Up 11% Down 4% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #46 2002 vs 2001 Year-to-Date 3Q'03 vs 3Q'02 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS

Return on Tangible Assets 0.69% 0.94% 1.35% Return on Tangible Assets from Continuing Operations1 0.67% 0.73% 1.33% Return on Tangible Equity 12.87% 14.14% 17.83% Return on Tangible Equity from Continuing Operations1 12.41% 11.71% 17.53% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #46 2001 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2002 3Q '03

BANKATLANTIC Founded in 1952 "Florida's Most Convenient Bank" 73 branches High visibility in South Florida Strong demographics OVERVIEW

BANKATLANTIC BRANCH NETWORK Household Penetration 1 226K households 505K accounts 41K online customers 2.4 products & services per household overall cross-sell rate (1) As of 7/31/2003 Distribution Network 73 Branches - Open 7 days Unique ATM niche Award-winning Internet platform 24x7 Customer Service

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits *As of 3/31/03 Source: Florida Bankers Assoc. - Branch Deposit Report 1. Bank of America 749 $49.6 2. Wachovia 542 39.6 3. SunTrust 446 29.7 4. Washington Mutual 149 10.5 5. SouthTrust 251 9.6 6. AmSouth 162 5.9 7. World Savings 48 5.7 8. AmTrust 15 5.1 9. Colonial Bank 110 4.2 10. Ocean Bank 22 3.7 11. Union Planters 73 3.6 12. Citibank 32 3.5 13. Northern Trust 27 3.3 14. BankUnited 38 3.0 15. BankAtlantic 73 $2.9 Period-end Balances, Billions

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 3/31/03 Source: FL Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,482 5.44 % Palm Beach / Boca Raton 750 2.86 % Miami-Dade 357 0.70 % Tampa Bay 106 0.39 % All Other 188 0.15 % Florida 2,884 1.13%

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit characteristics

BANKATLANTIC "FLORIDA'S MOST CONVENIENT BANK" Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

FLORIDA'S MOST CONVENIENT BANK

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 Mgmt. Estimate NEW ACCTS 43000 99000 155000 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 3Q '02 428.812 359.386 155.328 791.211 1240.137 3Q '03 594.685 480.837 202.355 878.281 826.045 LOW COST DEPOSITS * 3Q '02 943.525 3Q '03 1277.877 Period-end Balances, Millions 39% 34% 30% - 33% 0.18% 0% 0.37% 0.27% 2.49% 11% 0.88% 3Q'03 Deposit Cost % Growth 35% *DDA and NOW Checking plus Savings comprise Low Cost Deposits YEAR-OVER-YEAR CHANGE

LOW COST DEPOSIT GROWTH1 "SAME BRANCH"2, YEAR-OVER-YEAR CHANGE 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 0.3312 0.3618 Goal 0.15 0.15 0.15 0.15 0.15 0.15 0.15 Quarterly % Growth 1DDA and NOW Checking plus Savings comprise Low Cost Deposits 2Includes Branches open for 2 years or more 15% Goal

LOW COST DEPOSITS* % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 0.43 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DEMAND DEPOSITS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 DDA % Tl. Deposits 0.13 0.13 0.14 0.14 0.16 0.18 0.19 0.2

TOTAL DEPOSITS 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.041092 Compound Growth 9.6% *3.58% *Cost of Deposits *3.62% *4.21% *3.68% *2.20% *1.01% 54 52 54 54 72 73 Number of Branches 4.1% Period-end Balances, Billions

SELF SERVICE COIN COUNTING May '03 June '03 July '03 Aug '03 Sept '03 East 2224 4682 7718 9562 12773 Number of Transactions 25 Number of Counters in service 61 73 73 44

BANKATLANTIC.COM 41,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

GROWING FEE INCOME BANK OPERATIONS Deposit Fees Check Card Loan Fees Financial Services Other $10.9 Million 67% $3.5 Million 21% $1.1 Million 7% $0.4 Million 2% $0.5 Million 3% FEE INCOME $16.4 Million 3Q '03

2000 2001 2002 2003 Mgmt. Estimate Fee Income 29.573322 32.077217 42.315973 63.14935 Compound Growth 28.8% 49.2% 31.9 % Dollars in Millions FEE INCOME BANK OPERATIONS

Primary source of growth through de novo expansion Initially targeting 7- 8 branches per year Expected to achieve profitability within 12-15 months Success of the initiative will determine pace of future openings BRANCH EXPANSION PLANS

Secondary strategy after de novo branching Seeking attractively priced banks with great fit to existing customer base Emphasis inside footprint, but will look at other markets Orlando Jacksonville Naples / Sarasota BANK ACQUISTION POSTURE

LOAN GROWTH 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Loans 2.635 2.69 2.854 2.774 3.373 3.489 Compound Growth 5.8% *137% *Loan to Deposit Ratio *133% *128% *122% *115% *115% 3.4% Period-end Balances, Billions

LOAN COMPOSITION Commercial Real Estate $1,691 44% +6% Residential 1,504 40% -3% Consumer 351 9% +11% Small Business 162 4% 0% Corporate 108 3% +22% Total Loans $3,816 100% +3% 3Q'03 Gross Outstandings % of Total 3Q'03 vs 3Q'02 Period-end Balances, Millions

ASSET QUALITY 2002 1Q'03 2Q '03 3Q '03 Non Performing Assets $29.9 $24.5 $21.9 $20.8 Non Performing Assets % Loans & Other Assets 0.8% 0.6% 0.5% 0.5% Net Charge offs $19.8 -$0.6 $0.6 $0.3 Annualized Net Charge offs to Avg. Loans O/S 0.6% -0.1% 0.1% 0.0% Loan Loss Reserve $48.0 $48.7 $49.6 $48.2 Loan Loss Reserve to Total Loans 1.4% 1.2% 1.2% 1.3% Loan Loss Reserve Coverage of Non Performing Loans 253.8% 354.2% 416.9% 448.6% Period-end Balances, Millions

CURRENT ISSUES Margin compression is affecting results Prepayment of mortgages, securities Flattening yield curve

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

RYAN BECK & CO. 34 Branches 485 Investment Counselors $17 Billion in Customer Assets

Private Client Group REVENUE DISTRIBUTION 3Q '03 Revenue $53 Million Capital Markets Group $6.2 Million 11 % Investment Banking RYAN BECK & CO.

*Approximately 40% owned Levitt and Sons Core Communities Levitt Commercial Bluegreen Corporation* LEVITT CORPORATION It is anticipated, subject to receipt of a favorable private letter ruling from the Internal Revenue Service, Levitt Corporation will be spun off to the BankAtlantic Bancorp shareholders by December 31, 2003 in a tax-free exchange LEVITT CORPORATION

LEVITT AND SONS Oldest US homebuilder (1929) Developer of Levittown in Long Island and PA Residential builder of over 200,000 homes LEVITT CORPORATION

LEVITT AND SONS Focused on "active adult" Florida market Developing eight communities in Florida LEVITT CORPORATION

1999 2000 2001 2002 1Q '03 2Q '03 3Q '03 Backlog (Units) 460 703 724 885 1,129 1,576 2,075 Closings (Units) 490 863 900 1,041 162 210 247 Average Sale Price (In Thousands) $ 192 $ 199 $ 213 $ 212 $ 232 $ 214 $ 212 LEVITT AND SONS LEVITT CORPORATION

Developer of master-planned communities Product consists of: Residential tracts sold to builders Land for retail developers, schools and other community amenities CORE COMMUNITIES LEVITT CORPORATION

Developer of 4,600 acre St. Lucie West, fastest growing development of its type in Florida Developer of 8,000 acre Tradition, master- planned residential community CORE COMMUNITIES LEVITT CORPORATION

BLUEGREEN (40% INVESTMENT) Resort Developer Operator of Resort Properties under the timeshare model Operations throughout the US, primarily "drive-to" destinations Developer of Residential and Golf Communities

BLUEGREEN (40% INVESTMENT)

FINANCIAL RESULTS

INCOME FROM CONTINUING OPERATIONS1 2000 2001 2002 YTD 3Q'02 YTD 3Q'03 Income from Continuing Ops 24 31 39.2 22.1 48.9 26% Compound Growth 28% CONSOLIDATED 122% Dollars in Millions 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #46

EPS TREND FROM CONTINUING OPERATIONS1 2000 2001 2002 YTD 3Q'02 YTD 3Q'03 EPS from Continuing Ops 0.53 0.63 0.64 0.36 0.79 Compound Growth 10% CONSOLIDATED 119% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #46 2%

STOCKHOLDER VALUE

ANNUAL RETURN *Total Market Returns as of 10/1/03 close BBX S&P 500 2002 2.91% - 22.56% 2003 YTD* 51.11% 13.51%

BUILDING BLOCK VALUATION BankAtlantic $0.69 $0.66 17.50 x $11.51 Ryan Beck & Co. 0.08 0.17 16.25 x 2.74 Levitt/Bluegreen 0.35 0.44 9.00 x 4.02 Consolidated $1.12 $1.27 $18.27 Valuation Multiple2 Trailing 4 Qtr EPS through 3Q'031 1 GAAP EPS adjusted for costs associated with debt redemption, as follows: $4.4 million in Trailing 4Qtr. EPS and $1.3 million in Annualized 3Q'03 EPS. Parent Company allocated to the three operating units 2 Valuation Multiples are for illustration purposes only Annualized 3Q'03 EPS1 Per Share Valuation Annualized 3Q'03 EPS

CONSOLIDATED RECONCILIATION OF NET INCOME AND INCOME FROM CONTINUING OPERATIONS Dollars in Thousands, except for EPS NET INCOME (GAAP) $24,714 $32,160 $ 50,335 $14,358 $17,209 $18,508 Income from Discontinued Operations (669) (2,536) (83) (754) (306) Cumulative effect of a change in accounting principle (1,138) 15,107 Gruntal extraordinary item (23,749) NET INCOME FROM CONTINUING OPERATIONS $24,045 $31,022 $39,157 $14,275 $16,455 $18,202 DILUTED EPS (GAAP)1 $0.54 $0.65 $0.81 $0.23 $0.28 $0.30 Income from Discounted Operations (0.01) (0.03) (0.01) (0.01) Cumulative effect of a change in accounting principle (0.02) 0.23 Gruntal extraordinary item (0.37) DILUTED EPS from Continuing Operations $0.53 $0.63 $0.64 $0.23 $0.27 $0.29 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 1Q'03 2Q'03 3Q'03

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; the effect of repaying FHLB advances, adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of changes in accounting policies by the Securities and Exchange Commission; the impact of periodic testing of goodwill and other intangible assets for impairment, and with respect to the operations of Levitt Corporation ("Levitt") and its real estate subsidiaries: the market for real estate generally and in the areas where Levitt has developments, the availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and the Company's success at managing the risks involved in the foregoing. This presentation also contains forward-looking statements with respect to the proposed spin-off of Levitt Corporation which is subject to a number of risks and uncertainties that are subject to change based on factors including that the conditions relating to regulatory approval and the tax-free nature of the spin-off may not be met, that business, economic, or market conditions may make the spin-off less advantageous, that Levitt will not be successful as a separate publicly-traded company, that Levitt will not have additional access to capital or debt markets or that such markets may prove to be more expensive than currently available, and that the Board may in the future conclude that it is not in the best interest of the Company or the shareholders to pursue the spin-off. Further, this presentation contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, the volatility of the stock market and fixed income markets, as well as its revenues mix, the success of new lines of business, and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

SUPPLEMENTAL DATA

BankAtlantic Levitt Corporation Ryan Beck & Co. Contribution: FY 2002 $45 Million YTD 3Q'03 $34 Million Equity: 3Q'03 $481 Million Contribution: FY 2002 $19 Million YTD 3Q'03 $17 Million Equity: 3Q'03 $126 Million Contribution: FY 2002 $3 Million2 YTD 3Q'03 $7 Million Equity: 3Q'03 $74 Million BANKATLANTIC BANCORP Earnings: FY 2002 $50 Million1 YTD 3Q'03 $50 Million1 Equity: 3Q'03 $514 Million1 1These consolidated numbers include expenses and indebtedness of the Parent Company but Parent Company information is not separately provided 2GAAP Net Income before extraordinary gains of $24 million from the Gruntal transaction, $2 million in Goodwill impairment costs and $3 million in transaction costs EARNINGS, CONTRIBUTION

1998 1999 2000 2001 2002 1Q'03 2Q'03 3Q'03 NIM 0.0312 0.036 0.0346 0.0361 0.0352 0.0335 0.0327 0.031 NET INTEREST MARGIN BANK OPERATIONS 101

FUNDING COSTS BANK OPERATIONS

1994 1995 1996 1997 1998 1999 2000 2001 2002 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 TOTAL ASSETS Compound Growth 17% 17% Dollars in Billions CONSOLIDATED

FINANCIAL HIGHLIGHTS Total Assets $5.2 Billion -9.2% Total Deposits $3.0 Billion +0.2% Total Loans (Net) $3.7 Billion +3.1% Total Revenues $126.6 Million +15.2% Total Expenses $99.0 Million +12.5% Net Income $19.0 Million +35.7% EPS $0.30 +30.4% 3Q '03 vs 3Q '02 3rd QUARTER 2003, CONSOLIDATED

LEVITT CORPORATION POST SPIN PRO FORMA

LEVITT CORPORATION POST SPIN PRO FORMA

PARENT COMPANY LONG TERM DEBT